FLEXSHARES® TRUST
To the Shareholders of
FlexShares® International Quality Dividend Defensive Index Fund (IQDE)
FlexShares® Quality Dividend Dynamic Index Fund (QDYN)
(each, a “Target Fund” and together, the “Target Funds”)
SUPPLEMENT DATED JUNE 27, 2023 TO THE JOINT PROSPECTUS/INFORMATION STATEMENT DATED JUNE 9, 2023

Upon a recommendation of Northern Trust Investments, Inc. (“NTI”), the Board of Trustees of FlexShares® Trust, on behalf of the FlexShares® International Quality Dividend Defensive Index Fund (“IQDE”) and FlexShares® International Quality Dividend Index Fund (“IQDF”), and NTI have agreed to terminate the Agreement and Plan of Reorganization (“Plan”) for IQDE, which will result in the cancellation of the proposed reorganization of IQDE with and into IQDF.  The reason for the cancellation of the proposed reorganization is that, following the reconstitution of the underlying indexes of IQDE and IQDF, there was no longer sufficient overlap in the two portfolios to support a tax-free reorganization.

Termination of the Plan for IQDE and cancellation of IQDE’s reorganization will have no impact on the reorganization of the FlexShares® Quality Dividend Dynamic Index Fund with and into the FlexShares® Quality Dividend Index Fund (the “QDYN Reorganization”).  Accordingly, the QDYN Reorganization will proceed as described in the Joint Prospectus/Information Statement.

Please retain this Supplement for future reference.